Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trimeris, Inc. (the “Company”) for the quarterly period ending September 30, 2003 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Dani P. Bolognesi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANI P. BOLOGNESI
Dani P. Bolognesi

Chief Executive Officer

November 12, 2003

A signed original of this written statement required by § 906 has been provided to Trimeris, Inc. and will be retained by Trimeris, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.